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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) August 27, 1996

                             WHITTAKER CORPORATION
            (Exact Name of Registrant as Specified in Its Charter)


                                   DELAWARE
                (State or Other Jurisdiction of Incorporation)




        1-5407                                         95-4033076
(Commission File Number)                    (I.R.S. Employer Identification No.)



                1955 N. Surveyor Avenue, Simi Valley, CA 93063
                   (Address of Principal Executive Offices)



                                (805) 526-5700
             (Registrant's Telephone Number, Including Area Code)




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Item 5.   Other Events

     On August 27, 1996, the Registrant announced its earnings for its second fiscal quarter, ended July 31, 1996. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits

(c)  Exhibits

     Exhibit No.        Description
     -----------        -----------

       99.1             Press Release, dated August 27, 1996


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WHITTAKER CORPORATION

                                       By:  /s/ Gerald Finnell
                                           ----------------------
                                            Gerald Finnell
                                            Vice President and Chief
                                            Financial Officer

Dated: August 27, 1996

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                                 EXHIBIT INDEX
                                 -------------




Exhibit No.           Description
- -----------           -----------

   99.1               Press Release, dated August 27, 1996.


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